UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

current report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 14, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.07	SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS

On May 14, 2014, at the Annual Meeting of the Company’s shareholders, a total of 18,005,905 shares of Class A Common Stock, or 71.16 percent of the eligible voting shares, were voted. The following proposals were voted on by shareholders:

Proposal 1

To elect 17 persons who will serve as members of the Board of Directors until the 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified:

Nominee	For	Against or Withheld	Abstentions	Broker Non-Votes
Michael S. Albert	15,250,336	159,884	64,906	2,530,779
Robert A. Boyette	15,269,290	112,281	93,555	2,530,779
J. David Branch	15,253,684	130,619	90,823	2,530,779
C. Arnold Britt	15,241,826	175,389	57,911	2,530,779
Robert C. Clark	15,254,383	130,737	90,006	2,530,779
Alex A. Diffey, Jr.	15,214,504	169,798	90,824	2,530,779
Barry Z. Dodson	15,234,439	151,864	88,823	2,530,779
Donald P. Johnson	15,204,598	177,028	93,500	2,530,779
Joseph H. Kinnarney	15,207,343	186,543	81,240	2,530,779
Michael S. Patterson	15,257,217	125,099	92,810	2,530,779
Pressley A. Ridgill	15,209,779	172,726	92,621	2,530,779
Mary E. Rittling	15,278,867	125,560	70,699	2,530,779
E. Reid Teague	15,232,818	152,485	89,823	2,530,779
Richard A. Urquhart, III	15,265,685	118,499	90,942	2,530,779
G. Alfred Webster	15,276,452	99,635	99,039	2,530,779
Kenan C. Wright	15,230,128	154,439	90,559	2,530,779
Julius S. Young	15,196,605	180,324	98,007	2,530,779

Accordingly, all of the above-named nominees were duly elected.

Proposal 2

To ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against or Withheld	Abstentions	Broker Non-Votes
17,787,977	186,653	31,276	0

Accordingly, this proposal was approved.

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Proposal 3

To consider and approve an advisory (non-binding) proposal on executive compensation:

For	Against or Withheld	Abstentions	Broker Non-Votes
14,239,260	1,015,262	220,604	2,530,779

Accordingly, this proposal was approved.

Proposal 4

To consider and approve an advisory (non-binding) proposal on the frequency of future advisory (non-binding) votes on executive compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
13,229,625	168,217	1,877,001	200,283	2,530,779

Accordingly, the shareholders of the Company recommended that future (non-binding) votes on executive compensation be held annually.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company hereby furnishes its slide presentation, as presented at the Annual Meeting of the Company’s shareholders on May 14, 2014. A copy of the slide presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
Exhibit 99.1	NewBridge Bancorp slide presentation, as presented at the Annual Meeting of the Company’s shareholders on May 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: May 16, 2014	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi
Senior Executive Vice President and
Chief Financial Officer

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